Registration No. 33-11371

1940 Act File No. 811-4982

Filed Pursuant to Rule 497(e)

HEARTLAND GROUP, INC.

Heartland Select Value Fund – Heartland Mid Cap Value Fund – Heartland Value
Plus Fund – Heartland Value Fund – Heartland International Value Fund

Supplement Dated September 1, 2015 to

Statement of Additional Information Dated May 1, 2015

Resignation of Director of the Heartland Funds

Michael D. Dunham, a not “interested person” (as defined in Section 2(a)(19) of the Investment Company Act of 1940) (“Independent Director”) of Heartland Group, Inc. (“Heartland”), resigned as a Director of Heartland, effective August 27, 2015. Mr. Dunham served on the Board for 11 years, and has decided to retire to pursue personal interests. Seventy-five percent (75%) of Heartland’s Board of Directors continues to consist of Independent Directors. All references and information pertaining to Mr. Dunham are hereby deleted.